PREPAID EXPENSES	12 Months Ended
Dec. 31, 2023
Prepaid Expenses
PREPAID EXPENSES

NOTE 6. PREPAID EXPENSES

Prepaid expenses were the following at December 31, 2023 and 2022:

	December 31, 2023	December 31, 2022
Prepaid inventory	$5,318,939	$6,110,321
Prepaid advertising	612,292	1,931,628
Other	435,137	424,464
Total prepaid expenses	$6,366,368	$8,466,413

Prepaid expenses decreased by approximately $2.1 million primarily due to a decline in prepaid inventory purchases and advertising in 2023.